As filed with the Securities and Exchange Commission on December 22, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST TRUST EXCHANGE-TRADED FUND IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY – DATED AS OF DECEMBER 22, 2023

First Trust Exchange-Traded Fund IV

First Trust SSI Strategic Convertible Securities ETF (FCVT)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

_____, 2024

Dear Shareholders:

I am writing to notify you of an important special meeting (referred to as the “Meeting”) of the shareholders of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a series of First Trust Exchange-Traded Fund IV (the “Trust”). The Meeting is scheduled to be held at the Wheaton, Illinois offices of the Fund’s investment adviser, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on_____, _____, 2024, at _______ Central Time.

At the Meeting, you will be asked to consider and vote on the following two proposals:

Proposal 1: To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P. (“First Trust Advisors”), as investment adviser, and SSI Investment Management LLC (“SSI”), as investment sub-adviser (the “New Agreement”).

SSI currently serves as the Fund’s investment sub-adviser. Resolute Investment Managers, Inc. (“RIM”), an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”), holds a majority ownership interest in SSI. As described in the accompanying Proxy Statement, in July 2023, (i) RIH, RIM and certain of their affiliates and (ii) the prior owners of approximately 93% of RIH entered into a transaction agreement (the “Transaction Agreement”) with certain creditors of RIM (the “Lender Group”) to strengthen the capital structure of RIH. The Transaction Agreement provided that (i) all equity interests in RIH would be cancelled; (ii) new RIH equity interests would be issued to members of the Lender Group; and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (the “Transaction”). The Transaction closed on ________. Since the closing of the Transaction, SSI has been majority owned indirectly by members of the Lender Group rather than by the prior ownership group.

The closing of the Transaction operated as an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), resulting in the automatic termination of the Fund’s investment sub-advisory agreement with SSI as of ______. SSI currently provides investment sub-advisory services to the Fund on an interim basis as permitted under the 1940 Act. However, in order for SSI to continue to act as investment sub-adviser to the Fund beyond the interim period (which ends on ________, 2024), shareholders of the Fund will be asked at the Meeting to consider and vote on a proposal to approve the New Agreement.

It is important to note that the portfolio management team and day-to-day operations of the Fund have not changed and are not expected to change as a result of the Transaction. Additionally, the New Agreement will not result in changes to the investment sub-advisory fee paid to SSI or the Fund’s expense ratio.

Proposal 2: To approve a “manager of managers” structure for the Fund.

At the Meeting, shareholders will be asked to consider and vote to approve a “manager of managers” structure for the Fund. Under a “manager of managers” structure, First Trust Advisors would be permitted, subject to approval by the Board of Trustees of the Trust (the “Board”), to enter into and materially amend sub-advisory agreements for the Fund without obtaining shareholder approval, thereby avoiding the potential expense and delay of holding a shareholder meeting to approve a new or materially amended sub-advisory agreement. As an example, if the “manager of managers” structure is implemented, then it would no longer be necessary for the Fund to hold a special meeting of shareholders under the circumstances of Proposal 1 (i.e., to retain an existing sub-adviser if the applicable sub-advisory agreement automatically terminated as the result of an “assignment” (as defined in the 1940 Act)). Shareholders should understand, however, that if they approve the “manager of managers” structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for the Fund in the future. In addition, if the “manager of managers” structure is implemented, as described in more detail in the proxy statement, the Fund would be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis (rather than on an individual basis in accordance with otherwise applicable disclosure requirements).

Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders approve one Proposal, but not the other, the approved Proposal will be implemented. In addition to considering and voting on the Proposals, you will also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that shareholders of the Fund vote to approve each Proposal.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

Sincerely,

James A. Bowen
Chairman of the Board

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or through the internet. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at ( ) ________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund IV

First Trust SSI Strategic Convertible Securities ETF (FCVT)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders

To be held on _____________

________, 2024

To the Shareholders of First Trust SSI Strategic Convertible Securities ETF:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a series of First Trust Exchange-Traded Fund IV (the “Trust”), a Massachusetts business trust, is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _____, ____, 2024, at _______ Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 and Proposal 2 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

Proposal 1. To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment adviser, and SSI Investment Management LLC, as investment sub-adviser.

Proposal 2. To approve a “manager of managers” structure, whereby (i) the Fund’s investment adviser, subject to certain conditions, will be able to enter into and materially amend sub-advisory agreements for the Fund with approval by the Board of Trustees of the Trust but without obtaining shareholder approval; and (ii) the Fund will be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis.

The close of business on ______, 202_ has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or through the internet. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at ( ) ________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

This page intentionally left blank.

First Trust Exchange-Traded Fund IV

First Trust SSI Strategic Convertible Securities ETF (FCVT)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Special Meeting of Shareholders

To be held on ____, 2024

Proxy Statement

_____, 2024

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about ____________, 2024.

This Proxy Statement is furnished by the Board of Trustees (the “Board of Trustees” or the “Board”) of First Trust Exchange-Traded Fund IV (the “Trust”) in connection with the solicitation by the Board of proxies to be voted at the Special Meeting of Shareholders of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a series of the Trust, scheduled to be held at the offices of First Trust Advisors L.P., the Fund’s investment adviser, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _____, ____, 2024, at _______ Central Time, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

As discussed more fully below, shareholders of the Fund are being asked to consider and vote on the proposals set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

•	Proposal 1: To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment adviser, and SSI Investment Management LLC, as investment sub-adviser; and
•	Proposal 2: To approve a “manager of managers” structure, whereby (i) the Fund’s investment adviser, subject to certain conditions, will be able to enter into and materially amend sub-advisory agreements for the Fund with approval by the Board of Trustees but without obtaining shareholder approval; and (ii) the Fund will be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis.

Proposal 1 and Proposal 2 are referred to collectively as the “Proposals” and each as a “Proposal.” Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders approve one Proposal but not the other, the approved Proposal will be implemented. Shareholders may vote on the Proposals by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. For more information, see “Additional Information – The Meeting and Voting Rights.”

The Board recommends that shareholders vote “FOR” each Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting Scheduled to Be Held on ____, 2024. This Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/XXXXXX. The Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com/Retail/ETF/ETFFundNews.aspx?Ticker=FCVT. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. (“First Trust Advisors” or the “Adviser”), at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 621-1675.

You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: Approval of a New Investment Sub-Advisory Agreement for the Fund

Background

At the Meeting, shareholders will be asked to consider and vote on a proposal to approve a new investment sub-advisory agreement with the Fund’s sub-adviser, SSI Investment Management LLC (“SSI LLC”). As discussed below, the closing of the Transaction (as defined below), which caused a “change in control” of SSI LLC, operated as an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s prior investment sub-advisory agreement with SSI LLC, resulting in its automatic termination as of ______. For the Fund to retain SSI LLC as its sub-adviser after _____, 2024, shareholders must approve the New Sub-Advisory Agreement (as defined below).

SSI LLC, a Delaware limited liability company located at 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067, currently serves as the investment sub-adviser to the Fund. SSI LLC or its predecessor entity, SSI Investment Management Inc. (“SSI Inc.”; depending on the appropriate context, the terms “SSI” and the “Sub-Adviser” may refer to SSI LLC or SSI Inc.), has served as investment sub-adviser to the Fund since its inception. As investment sub-adviser, SSI is responsible for, among other things, the selection and ongoing monitoring of the securities in the Fund’s investment portfolio.

Resolute Investment Managers, Inc. (“RIM”), an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH” and collectively with RIM, “Resolute”), holds a majority ownership interest in SSI. RIM is a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., which is, in turn, a wholly-owned subsidiary of RIH (collectively, the “Resolute Entities”). Previously, RIH was majority owned by Kelso Investment Associates VIII, L.P. and KEP VI, LLC, investment funds affiliated with Kelso & Company, L.P. (“Kelso”), a private equity firm, as well as other minority owners with non-controlling interests (the “Prior Ownership Group”). The address of Kelso and its investment funds is 299 Park Avenue, 30th Floor, New York, New York 10171. The address of the Resolute Entities is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

On July 11, 2023, the Resolute Entities and the Prior Ownership Group entered into a transaction agreement (the “Transaction Agreement”) with certain creditors of RIM (the “Lender Group”) which provided that (i) all equity interests in RIH would be cancelled; (ii) new RIH equity interests would be issued to members of the Lender Group; and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (the “Transaction”). The Transaction was intended to strengthen the capital structure of RIH, the indirect 100% owner of RIM, and facilitate the continued operation and growth of Resolute’s business. The Transaction closed on ________ (the “Closing”).

The Lender Group consists of various institutional investment funds (the “New Ownership Group”) that are managed by financial institutions and other investment advisory firms. Since the Closing, SSI has been majority owned, indirectly, by the New Ownership Group rather than the Prior Ownership Group. However, no member of the New Ownership Group indirectly owns a controlling (i.e., greater than 25%) interest in SSI or the Resolute Entities.

Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, provide for its automatic termination in the event of its “assignment.” The Closing operated as an “assignment” (as defined in the 1940 Act) of the investment sub-advisory agreement dated as of July 11, 2019 and amended as of November 1, 2022 among the Trust, on behalf of the Fund, First Trust Advisors, as investment adviser, and SSI, as investment sub-adviser (collectively, the “Prior Sub-Advisory Agreement”). As a result, the Prior Sub-Advisory Agreement automatically terminated on _____. As described below, SSI currently serves as the Fund’s investment sub-adviser pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), among the Trust, on behalf of the Fund, the Adviser and SSI.

In anticipation of the Transaction and the termination of the Prior Sub-Advisory Agreement, at a meeting held on September 10-11, 2023 (the “September Board Meeting”), the Board, after careful consideration, determined that it would be in the best interests of the Fund for SSI  to continue to act as the investment sub-adviser to the Fund following the Transaction. Accordingly, at the September Board Meeting, as permitted under the 1940 Act and Rule 15a-4 thereunder, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved the Interim Sub-Advisory Agreement to ensure the continuation of investment sub-advisory services to the Fund. The Interim Sub-Advisory Agreement became effective as of ______ and, pursuant to Rule 15a-4, will be in effect no longer than through _______, 2024 (the “Interim Termination Date”), which is 150 days after the termination of the Prior Sub-Advisory Agreement. In addition, at the September Board Meeting, the Board approved, subject to shareholder approval, a new investment sub-advisory agreement for the Fund among the Trust, on behalf of the Fund, the Adviser and SSI  and, at a subsequent meeting held on December 10-11, 2023 (the “December Board Meeting”), the Board approved certain modifications to such new sub-advisory agreement (collectively, the “New Sub-Advisory Agreement”). Accordingly, shareholders are being asked to approve the New Sub-Advisory Agreement at the Meeting. (See “Board Considerations” below.) If shareholders do not approve the New Sub-Advisory Agreement by the Interim Termination Date, the Board will take such action as it deems to be in the best interests of the Fund, which may include resubmitting the New Sub-Advisory Agreement to the shareholders of the Fund.

It is important to note that the portfolio management team and day-to-day operations of the Fund have not changed and are not expected to change as a result of the Transaction. Additionally, the New Sub-Advisory Agreement will not result in changes to the investment sub-advisory fee paid to SSI or the Fund’s expense ratio.

Additional Information About SSI

SSI, an investment adviser registered with the Securities and Exchange Commission (“SEC”), is an investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies. SSI was formed in 1973 and serves as investment adviser to investment portfolios with approximately $1.9 billion in assets which it managed as of September 30, 2023. SSI  provides investment advisory services to pension and profit-sharing plans, corporations, foundations and endowments, Taft-Hartley plans, family offices, insurance companies, public funds, high net-worth individuals, private investment vehicles, religious organizations and mutual funds. As described above, SSI is a majority-owned subsidiary of RIM. In addition, Team SSI LLC, the interests in which are held by current and former employees of SSI, owns greater than a 25% interest in SSI. However, currently, no individual member of Team SSI LLC indirectly owns greater than a 25% interest in SSI. The address of Team SSI LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067.

Information regarding the principal executive officers and directors of SSI  is set forth below:

Name	Role with SSI	Principal Occupation
George M. Douglas	Chief Investment Officer, Managing Principal, and Director	Chief Investment Officer, SSI
Syed F. Mehdi	President, Chief Compliance Officer, and Director	President and Chief Compliance Officer, SSI
Ravi Malik	Portfolio Manager, Principal and Director	Portfolio Manager, SSI
Jeffrey K. Ringdahl	Director	President and Chief Executive Officer, American Beacon Advisors, Inc.; President and Chief Executive Officer, RIM; President, each of Resolute Entities; President and Chief Executive Officer, Resolute Investment Distributors, Inc; President and Chief Executive Officer, Resolute Investment Services, Inc.; Manager, American Private Equity Management, LLC
Rebecca L. Harris	Director	Senior Vice President, American Beacon Advisors, Inc.; Senior Vice President, RIM; Senior Vice President, Resolute Investment Services, Inc.

The business address of Messrs. Douglas, Mehdi and Malik is the address of SSI, which is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The business address of Mr. Ringdahl and Ms. Harris is the address of Resolute, which is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Portfolio Management

The Closing did not result in any changes to the portfolio managers serving the Fund, identified below. Each has served as part of the portfolio management team of the Fund since 2015 except for Mr. Wachtel, who joined the Fund’s portfolio management team in 2020. The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

George M. Douglas, CFA

Mr. Douglas has been a Principal and the Chief Investment Officer of SSI since 1994 and oversees SSI’s qualitative and quantitative research processes. In 2019, Mr. Douglas became the Managing Principal of SSI. Mr. Douglas has 45 years of experience in quantitative equity research and portfolio management. Prior to joining SSI, Mr. Douglas was Director of Quantitative Equity Investments and Portfolio Manager for CS First Boston Asset Management from 1992 to 1994. From 1990 to 1992, Mr. Douglas was Chief Investment Officer for Structured Asset Management, which was part of Templeton International, and from 1980 to 1990, Mr. Douglas was Senior Vice President and Director of Research for Drexel Burnham Lambert. Mr. Douglas received an MBA in Finance in 1978, an MS in Statistics in 1977 and a BS in Mathematics in 1976 from the University of Wisconsin-Madison.

Ravi Malik, CFA

Mr. Malik is a Principal of SSI and a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Technology and Emerging Markets Sectors. Mr. Malik has 27 years of experience as a Portfolio Manager and four years as an Analyst on SSI’s Convertible Investment Team and the Froley Revy Convertible Team (acquired by SSI in 2009). Mr. Malik collaborates with SSI’s Chief Investment Officer in analyzing Global and Macro environments and formulates strategy according to client mandates. Prior to joining SSI, Mr. Malik spent ten years in the Indian Administrative Service (IAS), India’s highest level “Think Tank”. He also served as Finance Commissioner to the Andaman Islands. Mr. Malik received an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, as well as a BA in Mathematics and Economics from Punjab University.

Michael J. Opre, CFA

Mr. Opre is a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Finance, Energy and Materials Sectors. Mr. Opre has 34 years of industry experience, including 20 years as a Portfolio Manager of the SSI Convertible Investment Team and the Froley Revy Convertible Team (acquired by SSI in 2009). Mr. Opre’s prior experience includes serving as a Senior Investment Manager at Wells Fargo and as a Research Analyst with Pacific Strategic Fund Group, Inc. specializing in fundamental analysis and risk arbitrage. He holds an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, as well as a BA from the University of California, Los Angeles.

Florian Eitner, CFA

Mr. Eitner is a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Healthcare, Telecom, Industrials and Transportation Sectors. Mr. Eitner has 25 years of industry experience, including 20 years as an Analyst and Portfolio Manager of SSI’s Convertible Investment Team and the Froley Revy Convertible Team (acquired by SSI in 2009). Prior to joining SSI, Mr. Eitner was an Associate in the Leveraged Finance Group at Lehman Brothers Europe. Previously, he was a member of CTC, LLC options trading group at the Chicago Mercantile Exchange. Mr. Eitner has an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, where he was a Student Investment Fund Fellow. He also holds a BA in Economics from Northwestern University, Chicago.

Stephen R. Wachtel, CFA

Mr. Wachtel is a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Technology, Financials, and Consumer Discretionary, Consumer Staples Sectors. He is also a Portfolio Manager for Equity Strategy portfolios. Mr. Wachtel has 22 years of industry experience, including 18 years in multiple roles for SSI and Froley Revy (acquired by SSI in 2009). Prior to joining SSI, Mr. Wachtel was a Manager at Telekurs Financial focusing on market research. Mr. Wachtel has an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, where he was a Student Investment Fund Fellow. He also holds a BS in Finance from Lehigh University.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the consummation of the Transaction, it is anticipated that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) of SSI. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. SSI will not impose or seek to impose any “unfair burden” on the Fund as a result of the Transaction.

The Prior Sub-Advisory Agreement

SSI  has served as the investment sub-adviser to the Fund since its inception. Set forth below is information pertaining to the Prior Sub-Advisory Agreement.

Date of Prior Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date(s)/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
July 11, 2019, as amended as of November 1, 2022	July 11, 2019/Change in control of the Sub-Adviser	June 4-5, 2023/Continuation

Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement

Below is a brief comparison of the material terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. As described below, many of the terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are the same, and the New Sub-Advisory Agreement will not result in changes to the investment sub-advisory fee paid to SSI or the Fund’s expense ratio. The New Sub-Advisory Agreement will have a new effective date and initial term. Further, the New Sub-Advisory Agreement will include a provision regarding compliance with the terms and conditions of relief from the SEC relating to a “manager of managers structure,” to the extent applicable to the Fund. (See Proposal 2.) In addition, a provision in the Prior Sub-Advisory Agreement that permitted SSI to retain additional sub-advisers has been omitted in the New Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will become effective upon such approval and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under “Continuance.” The summary set forth below is qualified by reference to the form of the New Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A. You should refer to Exhibit A for the complete terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. As it did under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the supervision of the Board and the Adviser, SSI will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Adviser) for the purchase and sale of securities or other assets for the Fund’s investment portfolio, all on behalf of the Fund and consistent with the Fund’s currently effective registration statement. Further, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, SSI  will be required, among other things, to monitor the Fund’s investments or other instruments it selects for the Fund and to comply with the provisions of the Trust’s Declaration of Trust and By-Laws and the stated investment objective, policies and restrictions of the Fund.

Potential Reliance on “Manager of Managers Relief.” The New Sub-Advisory Agreement (but not the Prior Sub-Advisory Agreement) provides that to the extent the Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulation permitting, in general terms, the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval (collectively, “Manager of Managers Relief”), the Sub-Adviser will (i) comply with any terms and conditions provided in the Manager of Managers Relief that are applicable to it and (ii) cooperate with the Fund and the Adviser in conjunction with their respective compliance with any terms and conditions provided in the Manager of Managers Relief that are applicable to either of them, so long as the Sub-Adviser has been promptly notified of such reliance and has been provided with a copy of the Manager of Managers Relief.

Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement states that, unless otherwise provided by the Adviser in writing, SSI  will be authorized to select and enter into agreements with the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund. Further, under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, SSI is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors in the reasonable discretion of SSI, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

Fees. The New Sub-Advisory Agreement will not result in changes to the investment sub-advisory fee paid by the Adviser to SSI or the Fund’s expense ratio. Under the terms of the investment management agreement between the Adviser and the Trust, on behalf of the Fund, the Fund pays the Adviser a “unitary” management fee (the “Management Fee”); therefore, subject to certain exclusions, the Adviser is generally responsible for the expenses of the Fund (such expenses, the “Fund Expenses”). As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Adviser will pay SSI  a sub-advisory fee (“Sub-Advisory Fee”) equal to 50% monthly in arrears of any remaining monthly Management Fee paid to the Adviser after the average Fund Expenses during the most recent twelve months are subtracted from the Management Fee for that month. Further, under both the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement, if the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the Sub-Adviser for such month. Accordingly, in general terms, taking into account the averages referred to above, the Sub-Adviser’s compensation depends on the amount of the Adviser’s Management Fee that remains after payment of Fund Expenses.

Prior to November 1, 2022, the Adviser was entitled to receive from the Fund an annual Management Fee equal to 0.95% of the Fund’s average daily net assets. Effective November 1, 2022, the annual Management Fee payable by the Fund to the Adviser is reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee Rate	Breakpoints
0.95000%	Fund net assets up to and including $2.5 billion
0.92625%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.90250%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.87875%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.85500%	Fund net assets greater than $10 billion

Accordingly, during any period in which the Adviser’s Management Fee is reduced in accordance with the breakpoints described above, the Sub-Advisory Fee paid to SSI (which, as described above, is based on the Management Fee) will also be reduced.

For the Fund’s last fiscal year (ended October 31, 2023), the aggregate amount of the Sub-Advisory Fee paid by the Adviser to SSI was $331,847.

Payment of Expenses. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, SSI  will agree to pay all expenses incurred by it in connection with its activities under such Agreement other than the cost of securities and other assets (including, without limitation, interest, taxes, brokerage commissions and all other expenses connected with the purchase, sale and execution, of portfolio transactions, if any) purchased for the Fund. In addition, SSI will agree to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement (even if a proposed, expected or possible assignment ultimately does not take place).

Additional Sub-Advisers. Under the Prior Sub-Advisory Agreement, subject to certain requirements, SSI could retain one or more additional sub-advisers at its own cost and expense for the purpose of furnishing sub-advisory services with respect to the Fund. However, this provision has not been included in the New Sub-Advisory Agreement.

Limitation of Liability. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that, except as provided therein with respect to certain information provided by SSI, SSI will not be liable for, and the Trust and the Adviser will not take any action against SSI  to hold SSI  liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of SSI’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SSI  in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Continuance. The Prior Sub-Advisory Agreement was originally in effect for an initial term of two years and provided that it could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder); (2) at any time without the payment of any penalty by the Adviser or SSI upon 60 days’ written notice to the other parties; and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days’ written notice to SSI  without the payment of any penalty. In addition, consistent with the corresponding provisions of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement will be terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that SSI or any of its officers or directors have taken any action that results in a material breach of the material covenants of SSI set forth in the Agreement.

Interim Sub-Advisory Agreement

As indicated above, SSI currently acts as the sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement, which became effective as of _____. Many of the terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement; however, there are some differences, including, as described below, differences in provisions relating to the effective date, termination and compensation arrangements. Unless terminated sooner in accordance with its terms, the Interim Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days’ written notice to SSI without the payment of any penalty. (The Prior Sub-Advisory Agreement required 60 days’ notice.)

Under the Interim Sub-Advisory Agreement, the rate of compensation paid to SSI is the same as that paid to it under the Prior Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank designated by the Fund. If the New Sub-Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including interest earned) will be paid to SSI. However, if shareholders do not approve the New Sub-Advisory Agreement by such date, SSI will be paid, out of the escrow account, the lesser of: (i) any costs incurred by SSI in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Board Considerations

The Board of Trustees, including the Independent Trustees, unanimously approved (1) the Interim Sub-Advisory Agreement; and (2) the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are collectively referred to as the “Agreements.” The Board approved the Agreements at the September Board Meeting and thereafter approved a modified version of the New Sub-Advisory Agreement at the December Board Meeting. The Board determined that the approval of the Agreements is in the best interests of the Fund in light of the nature, quality and extent of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

At the time of the September Board Meeting, the Sub-Adviser served as investment sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement. Prior to the September Board Meeting, the Board was informed that RIH, the Sub-Adviser’s ultimate parent company, and its wholly-owned subsidiaries intended to complete a recapitalization transaction (previously defined as the “Transaction”). The Board was informed that the consummation of the Transaction, which was expected to occur in the fourth quarter of 2023, would operate as an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act, and as a result, the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund by the Sub-Adviser following the consummation of the Transaction. The Board noted that the New Sub-Advisory Agreement will be submitted to shareholders of the Fund for their approval, that Resolute will bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement and that the Interim Sub-Advisory Agreement would become effective only if shareholders of the Fund did not approve the New Sub-Advisory Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Sub-Advisory Agreement.

On August 7, 2023, counsel to the Independent Trustees provided the Sub-Adviser with a request for information regarding the Transaction and its expected impact on the Sub-Adviser. At an executive session held on September 7, 2023, as well as at the September Board Meeting, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Sub-Adviser in response to the request that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Sub-Adviser’s management of the Fund under the Agreements.

To reach its determination in approving the Agreements for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted that, based on the information provided by the Adviser and the Sub-Adviser, any differences in the terms and conditions of each Agreement, including the effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the Prior Sub-Advisory Agreement were immaterial to the Sub-Adviser’s management of the Fund. The Board considered that the information provided by the Sub-Adviser in response to the Independent Trustees’ request for information included representations that the Sub-Adviser anticipates no changes to its senior management or key personnel who work on matters relating to the Fund, including the portfolio management team and compliance personnel, as a result of the Transaction; that the sub-advisory fee rate for the Fund would remain the same; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Fund by the Sub-Adviser. In addition, representatives of the Sub-Adviser joined the September Board Meeting to discuss the Transaction and the Sub-Adviser’s continued services to the Fund with the Board.

The Board considered that it had last approved the Prior Sub-Advisory Agreement for the Fund during the annual contract renewal process that concluded at the Board’s June 4–5, 2023 meeting. Given the Sub-Adviser’s representations that there would be no changes in the services provided to the Fund as a result of the Transaction, that any differences in the terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement were immaterial to the Sub-Adviser’s management of the Fund and that the Board could continue to rely on the materials provided by the Sub-Adviser in connection with the June 2023 renewal of the Prior Sub-Advisory Agreement, the Board determined that its prior considerations in approving the renewal of the Prior Sub-Advisory Agreement remained relevant. The Board noted that, in reviewing and renewing the Prior Sub-Advisory Agreement:

•	The Board considered the nature, quality and extent of the services provided by the Sub-Adviser and that the Sub-Adviser actively manages the Fund’s investments. In considering the Sub-Adviser’s management of the Fund, the Board noted the background and experience of the Sub-Adviser’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by the Sub-Adviser have been and are expected to remain satisfactory and that the Sub-Adviser, under the oversight of the Adviser, has managed the Fund consistent with its investment objective, policies and restrictions.
•	The Board noted that the sub-advisory fee for the Fund is paid by the Adviser from the unitary fee payable under the Fund’s investment advisory agreement. The Board received and reviewed information showing the sub-advisory fee for the Fund as compared to fees charged to other clients of the Sub-Adviser.
•	The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Adviser and the Sub-Adviser for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc., an independent source, and to that of a relevant benchmark index.
•	On the basis of all the information provided on the sub-advisory fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Sub-Adviser to the Fund under the Prior Sub-Advisory Agreement.
•	The Board considered the Sub-Adviser’s statements that it had some fixed and some variable expenses in connection with providing services to the Fund, and that it expected its expenses related to the Fund to be greater in 2023 than they were in 2022, citing increases in costs of research and compensation and increases in business costs due to inflationary pressures. The Board noted that the Adviser pays the Sub-Adviser from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule, pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds, and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Adviser with respect to the Fund. The Board concluded that the profitability analysis for the Adviser was more relevant. The Board considered the revenues and allocated costs (including the allocation methodology) of the Adviser in serving as investment adviser to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Adviser based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Adviser’s profitability level for the Fund was not unreasonable. The Board considered the potential indirect benefits to the Sub-Adviser from being associated with the Adviser and the Fund. The Board noted that the Sub-Adviser experiences indirect benefits in the form of soft dollar commissions generated by the Fund and considered a summary of the Sub-Adviser’s soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Adviser were not unreasonable.

•	In addition, at the December Board Meeting, the Board considered potential conflicts of interest relating to the continuation of the Sub-Adviser as sub-adviser to the Fund. Based on information provided by the Adviser, the Board, including the Independent Trustees, concluded that the continuation of the Sub-Adviser as sub-adviser to the Fund did not involve a conflict of interest from which the Adviser, a sub-adviser, any officer or trustee of the Trust or any officer or board member of the Adviser derives an inappropriate advantage.

Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2023 renewal of the Prior Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Shareholder Approval and Required Vote

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions will have the effect of a vote against Proposal 1. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients before the Meeting on how to vote their shares on Proposal 1. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 1 with respect to shares for which no instructions have been received from customers.

If you need any assistance, or have any questions regarding Proposal 1 or how to vote your shares, please call the Fund’s proxy solicitor, EQ Fund Solutions, LLC at (800) _______ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

Proposal 2: Approval of a “Manager of Managers” Structure for the Fund

Background

The Board has approved, and recommends that shareholders approve, a “manager of managers structure” for the Fund (the “Manager of Managers Structure”). In general terms, the Manager of Managers Structure would permit the Adviser, subject to approval by the Board, to appoint and replace sub-advisers and enter into and materially amend sub-advisory agreements for the Fund without shareholder approval. As described below, the Manager of Managers Structure is intended to enable the Fund to operate with greater efficiency with respect to sub-advisory arrangements by avoiding the potential expense and delays associated with obtaining shareholder approval of new and materially amended sub-advisory agreements. In addition, under the Manager of Managers Structure, the Fund would be permitted to disclose, as applicable, certain information regarding investment advisory and sub-advisory fees on an aggregate, rather than an individual, basis in various disclosure documents (“aggregate fee disclosure”). It is important to note, however, that the Manager of Managers Structure would not affect the amount of investment advisory fees paid by the Fund.

Under Section 15 of the 1940 Act, an investment adviser generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval. Section 15 also requires that an investment advisory contract (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes a change in control of an investment adviser (including a sub-adviser). To comply with Section 15 of the 1940 Act, a fund generally must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser, materially change the terms of a sub-advisory agreement, or continue to retain an existing sub-adviser when that sub-adviser’s sub-advisory agreement terminates because of an “assignment” (even if the portfolio management team and the sub-advisory fee will not change). The shareholder approval process can be time-consuming and costly given the need to create and distribute proxy materials and solicit votes from shareholders; however, a fund may not necessarily be required to bear the relevant costs. (See “Additional Information – General Information – Solicitation of Proxies.”). As noted in Proposal 1 above, shareholders are being asked to approve the Fund’s New Sub-Advisory Agreement with SSI because the Closing operated as an “assignment,” as defined in the 1940 Act, resulting in the automatic termination of the Prior Sub-Advisory Agreement with SSI. If shareholders approve the Manager of Managers Structure, then, in the future, shareholder approval of sub-advisory agreements would not be required in various situations including, among others, those involving “assignments” of sub-advisory agreements that result from a change in control of the sub-adviser. Shareholders should understand, however, that if they approve the “manager of managers” structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for the Fund in the future.

Relevant SEC Relief

On July 1, 2013, the SEC granted an exemptive order to the Adviser, the Trust and certain other funds advised by the Adviser (the “First Trust Order”) that, subject to various terms and conditions, permits the series of the Trust and other open-end funds (including exchange-traded funds) advised by the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers with approval by the relevant Board of Trustees, but without obtaining shareholder approval. On May 29, 2019, the SEC granted an exemptive order permitting Carillon Series Trust and Carillon Tower Advisers, Inc. (collectively, “Carillon”) to enter into and materially amend sub-advisory agreements with, in addition to unaffiliated sub-advisers, any sub-adviser that is an “affiliated person” of the investment adviser or a fund for reasons other than serving as sub-adviser (an “Affiliated Sub-Adviser”) without shareholder approval and to utilize aggregate fee disclosure (the “Carillon Order”). On July 9, 2019, the staff of the SEC’s Division of Investment Management (the “Staff”) issued a no-action letter to BNY Mellon Family of Funds, et al. (the “BNYM No-Action Letter”) stating, in general terms, that the Staff would not recommend enforcement action if a fund complex and investment adviser with existing “manager of managers” relief (such as the First Trust Order) extend their reliance on that existing relief to cover Affiliated Sub-Advisers without seeking an amended exemptive order from the SEC. The Staff’s no-action position is conditioned upon compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the First Trust Order are referred to collectively as the “Relief.” If shareholders approve Proposal 2, the Adviser and the Trust intend to rely on the Relief to implement the Manager of Managers Structure for the Fund.

Additional Information about the Manager of Managers Structure and the Relief

The Board believes that it is in the best interests of the Fund and the Fund’s shareholders to allow the Adviser the flexibility to appoint and replace sub-advisers and to amend sub-advisory agreements, subject to Board approval, without the potential expense and delay of seeking shareholder approval. The process of seeking shareholder approval can be expensive and may cause delays in implementing changes that the Board and the Adviser have determined are necessary or desirable; however, as noted above, a fund may not necessarily be required to bear the relevant costs. If shareholders approve the Manager of Managers Structure for the Fund, shareholder approval would not be needed to take various actions relating to the Fund’s sub-advisory arrangements, including: (i) to select new or additional sub-advisers for the Fund; (ii) to enter into and/or materially amend sub-advisory agreements relating to the Fund; (iii) to replace a Fund sub-adviser; or (iv) to continue to retain an existing Fund sub-adviser when its sub-advisory agreement has been assigned because of a change of control (e.g., the circumstances set forth above in Proposal 1). However, operation of the Fund under the proposed Manager of Managers Structure would not: (i) permit investment management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (ii) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for the portfolio management services furnished by a sub-adviser. Under the structure, the Adviser would continue to monitor and evaluate each sub-adviser’s performance and make recommendations to the Board about whether a sub-advisory agreement should be continued, modified or terminated.

Although shareholder approval of new sub-advisory agreements and material amendments to existing sub-advisory agreements would not be required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that shareholders’ interests are protected whenever the Adviser would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve any sub-advisory agreements for the Fund as well as any modification to an existing sub-advisory agreement. Further, the Board, including a majority of the Independent Trustees, would continue to review and consider the continuance of each existing sub-advisory agreement at least annually after the expiration of the initial term.

The Relief is subject to several conditions imposed by the SEC, some of which relate to the Board’s responsibilities. For example, the Board will be required to evaluate material conflicts of interest that may be present in a sub-advisory arrangement. Whenever a sub-adviser change is proposed for the Fund or the Board considers an existing sub-advisory agreement as part of its annual review process, the Board, including a majority of the Independent Trustees, will be required to make a separate finding, reflected in the Board minutes, that the sub-adviser change or continuation, as applicable, is in the best interests of the Fund and its shareholders and, based on information provided to the Board, does not involve a conflict of interest from which the Adviser, a sub-adviser, any officer or trustee of the Trust, or any officer or board member of the Adviser derives an inappropriate advantage. Further, whenever a sub-adviser is hired or terminated, the Adviser will be required to provide the Board with information showing the expected impact on the profitability of the Adviser.

In addition, certain conditions to the Relief focus on disclosure to shareholders. If the Manager of Managers Structure is implemented, then within 90 days after the hiring of any new sub-adviser, the Fund would be required to provide or make available to shareholders an information statement containing information about the sub-adviser and the applicable sub-advisory agreement, similar to that which would have been provided in a proxy statement in the absence of the Manager of Managers Structure (but shareholders would not be asked to vote on the matter). Further, the Fund would be required to disclose in its prospectus the existence, substance and effect of the Relief and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-adviser(s) and recommend their hiring, termination and replacement.

Aggregate Fee Disclosure

As indicated above, if the Manager of Managers. Structure is implemented, the Fund would be permitted to use aggregate fee disclosure. This means that because the Relief includes relief from various requirements relating to the Fund’s disclosure documents (e.g., registration statements, proxy statements and shareholder reports) that would otherwise apply, (i) advisory fees paid by the Fund to the Adviser and sub-advisory fees paid by the Adviser to “wholly-owned sub-advisers” (which generally include sub-advisers that are (1) wholly-owned subsidiaries of the Adviser; (2) “sister companies” of the Adviser that are wholly-owned subsidiaries of the Adviser’s parent company; or (3) a parent company of the Adviser) may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (ii) sub-advisory fees paid by the Adviser to affiliated sub-advisers (other than wholly-owned sub-advisers) and non-affiliated sub-advisers may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually.

Shareholder Approval and Required Vote

For the Manager of Managers Structure to be implemented for the Fund, Proposal 2 must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the Manager of Managers Structure, abstentions will have the effect of a vote against Proposal 2. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients before the Meeting on how to vote their shares on Proposal 2. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 2 with respect to shares for which no instructions have been received from customers.

If you need any assistance, or have any questions regarding Proposal 2 or how to vote your shares, please call the Fund’s proxy solicitor, EQ Fund Solutions, LLC at (800) _______ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve the Manager of Managers Structure.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, EQ Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at an expected total cost of approximately $______. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by Resolute. Resolute will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund. Resolute will bear the foregoing costs and expenses regardless of whether shareholders approve the Proposals.

The Meeting and Voting Rights

The Meeting is scheduled to be held on ______, ____, 2024, at _______ Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

With respect to each Proposal, each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

A list of shareholders of record of the Fund entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Adviser, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the Fund to inspect the list of shareholders and will also need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposals, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting his or her or its shares in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if his, her or its shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Fund entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Fund. Under the Trust’s By-Laws, in general, for the purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present and entitled to vote, including abstentions and broker non-votes, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because each Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Trust does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. In addition, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on ________ (the “Record Date”) are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were ______ shares outstanding of the Fund.

Share Ownership Over 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on (1) securities position listing reports as of the Record Date or (2) with respect to the information regarding the shares of the Fund held by certain unit investment trusts sponsored by First Trust Portfolios L.P. (“First Trust Portfolios”), information provided by First Trust Portfolios. The Fund does not have any knowledge of the ultimate beneficial owners of the Fund’s shares outstanding.

Name and Address	Shares Owned	% of Outstanding Shares Owned
First Trust Portfolios. L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Shares*	%*
	Shares	%
	Shares	%

*First Trust Portfolios acts as the sponsor of certain unit investment trusts which hold shares of the Fund (“FT UITs”). As of the Record Date, the total number of shares of the Fund held by the FT UITs was ________. First Trust Advisors acts as portfolio supervisor of the FT UITs. The Charger Corporation is the general partner of both First Trust Portfolios and First Trust Advisors. Neither First Trust Portfolios, First Trust Advisors nor The Charger Corporation has the power to vote the shares of the Fund held by the FT UITs. Rather, ordinarily, the trustee of the FT UITs is required to take such action or omit from taking any action, as appropriate, so as to cause such shares to be voted as closely as possible in the same manner and the same general proportion as are the shares of the Fund held by owners other than the FT UITs. Subject to the requirements of Rule 12d1-4 under the 1940 Act and as further explained in the Standard Terms and Conditions of Trust and related Trust Agreements of the FT UITs, First Trust Portfolios, on behalf of the FT UITs, may enter into an agreement with the Fund which may permit the shares of the Fund to be voted in the best interest of unit holders at the discretion of First Trust Portfolios. Each of First Trust Portfolios, First Trust Advisors and The Charger Corporation disclaims beneficial ownership of the shares of the Fund held by the FT UITs.

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of _______, 2023 by (a) the Trustees (including the Independent Trustees) and the Trustee who is not an Independent Trustee (the “Interested Trustee”) and (b) the Trustees and executive officers of the Fund as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen
Independent Trustees
Richard E. Erickson
Thomas R. Kadlec
Denise M. Keefe
Robert F. Keith
Niel B. Nielson
Bronwyn Wright*
Trustees and Executive Officers as a Group

*Ms. Wright has been an Independent Trustee since September 10, 2023.

As of ________, 2023, (a) the Trustees and (b) the Trustees and executive officers of the Fund as a group, beneficially owned less than 1% of the total shares outstanding of the Fund.

The Adviser

First Trust Advisors L.P. (previously defined as “First Trust Advisors” or the “Adviser”) is the investment adviser to the Fund and, as such, oversees the Sub-Adviser in the investment and reinvestment of the Fund’s assets. The Adviser also responsible for, among other things, providing certain clerical, bookkeeping and administrative services to the Fund and, in addition, provides fund reporting services to the Fund for a flat annual fee. The Adviser is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Adviser, the Chairman of the Board of the Trust and the sole Interested Trustee of the Trust. Mr. Bowen holds his interest in The Charger Corporation through a limited liability company of which he is the sole member. The Adviser, Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In light of his interest in and role with First Trust Advisors, given that First Trust Advisors is a party to the New Sub-Advisory Agreement and the Fund’s investment adviser, Mr. Bowen may be deemed to have an interest in the Proposals.

Other Service Providers

First Trust Portfolios L.P. (previously defined as “First Trust Portfolios”), an affiliate of the Adviser, is the principal underwriter of the Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Fund’s current custodian, administrator, fund accounting agent and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Adviser at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Adviser at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Fund does not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair of the meeting or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the Fund’s proxy materials. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposals, as described above, is expected to come before the Meeting, but should any other matter permitted under the By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

_______, 202_

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or through the internet. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (800) ___________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Exhibit A

Form of New Investment Sub-Advisory Agreement

Investment Sub-Advisory Agreement

Investment Sub-Advisory Agreement made as of this ___ day of ___, 202_ by and among the First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the “Trust”), First Trust Advisors L.P., an Illinois limited partnership (the “Manager”) and a registered investment adviser with the Securities and Exchange Commission (“SEC”), and SSI Investment Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely), appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

Whereas, pursuant to the Management Agreement, as amended by the amendment thereto dated November 1, 2022 (the “Management Agreement Amendment”), the Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of the Fund’s average daily net assets as set forth in Revised Schedule A to the Management Agreement Amendment (the “Revised Investment Management Fee”), and the Manager will pay all of the expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees) but excluding the Revised Investment Management Fee payment under the Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (including dividend and distribution and enhanced custody expense from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses (collectively, the “Fund Expenses”); and

Whereas, the Trust and the Manager desire to retain the Sub-Adviser to the Fund to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.  Appointment.  The Trust and the Manager hereby appoint the Sub-Adviser to the Fund to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

2.  Services to Be Performed.  Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees”) and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Manager) for the purchase and sale of securities and other assets for the Fund’s investment portfolio, all on behalf of the Fund and consistent with the Fund’s currently effective registration statement on Form N-1A as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund’s investments or other instruments selected for the Fund by the Sub-Adviser, (c) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, (d) comply with (i) the investment objectives, policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information, (ii) such other investment objectives, policies, restrictions or instructions as the Manager or Trust’s Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objectives, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing provided in each case of (i), (ii) and this (iii) that the same are consistent with and not in violation of the Trust’s Declaration of Trust and By-laws, the Fund’s prospectus and statement of additional information and applicable law, and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Manager or the Fund. The Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objectives, policies and restrictions of the Fund and to consult with each other regarding the investment affairs of the Fund. The Fund or the Manager shall provide the Sub-Adviser with current copies of the Trust’s Declaration of Trust, the Trust’s By-laws, the Fund’s prospectus, the Fund’s statement of additional information and any amendments thereto, and any policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Unless otherwise provided by the Manager in writing, the Sub-Adviser is authorized to select and enter into agreements with the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors in the reasonable discretion of the Sub-Adviser, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including if applicable Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner as determined in the Sub-Adviser’s reasonable discretion. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

The Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including if applicable Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

For purposes of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the “First Trust Fund complex”) or an affiliated person of a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), concerning transactions for the Fund or any fund in the First Trust Fund complex in securities or other fund assets. In addition, with respect to a fund in the First Trust Fund complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the fund’s portfolio as may be determined from time-to-time by the Board of Trustees or the Manager, and shall not consult with a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of the fund’s portfolio concerning transactions for the fund in securities or other assets.

The Sub-Adviser further agrees that it:

(a)  will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b)  will (i) conform in all material respects to all applicable rules and regulations of the SEC and the Commodity Futures Trading Commission (“CFTC”), (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

(c)  will report to the Manager and to the Board of Trustees on a quarterly basis by telephone and will make appropriate persons available by telephone for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

(d)  will prepare and maintain such books and records with respect to the Fund’s assets and other transactions for the Fund’s investment portfolio as required for registered investment advisers performing such services under applicable law, the Fund’s compliance policies and procedures or as otherwise reasonably requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board of Trustees or the Manager may reasonably request. Such records prepared and maintained by the Sub-Adviser as required hereunder shall be open to inspection at all reasonable times by the Manager or Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law;

(e)  will monitor the pricing of portfolio assets, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund’s investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in the portfolio. In addition, the Sub-Adviser will at the Manager’s request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments; and

(f)  will, to the extent the Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulation permitting, in general terms, the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval (collectively, “Manager of Managers Relief”), (i) comply with any terms and conditions provided in the Manager of Managers Relief that are applicable to it and (ii) cooperate with the Fund and the Manager in conjunction with their respective compliance with any terms and conditions provided in the Manager of Managers Relief that are applicable to either of them, so long as the Sub-Adviser has been promptly notified of such reliance and has been provided with a copy of the Manager of Managers Relief.

3.   Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including, without limitation, interest, taxes, brokerage commissions and all other expenses connected with the purchase, sale and execution, of portfolio transactions, if any) purchased for the Fund. Further, the Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (a) the expenses and costs incurred in connection with preparing, printing, filing and mailing a notice, information statement and/or proxy statement, as applicable and (b) if relevant, solicitation and other costs associated with the use of a proxy statement.

4.   Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the “Sub-Advisory Fee”) equal to 50% monthly in arrears of any remaining monthly Revised Investment Management Fee paid to the Manager after the average Fund Expenses during the most recent twelve months are subtracted from the Revised Investment Management Fee for that month. If the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Revised Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the Sub-Adviser for such month. For the avoidance of doubt, any deficit will not be carried forward for purposes of calculating the Sub-Advisory Fee in any subsequent month. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. At the request of the Sub-Adviser, the Manager shall provide the Sub-Adviser with an accounting reasonably satisfactory to the Sub-Adviser of the calculation of the Sub-Advisory Fee. The Manager shall provide prompt advance notice to the Sub-Adviser of any change to the Manager’s compensation agreements with respect to the Fund, which change may require approval by the Board of Trustees.

5.  Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

6.  Limitation of Liability.  (a) Except as provided in Section 6(b) hereof, the Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)  The Sub-Adviser shall be responsible for all information that it provides in writing (such information, “Sub-Adviser Information”) for use (i) in the Fund’s registration statement on Form N-1A, as originally filed with the SEC or in any amendment thereof, (ii) in any prospectus or statement of additional information of the Fund, or in any amendment thereof or supplement thereto, or (iii) in any marketing materials related to the Fund (collectively, “Fund Documents”), including, without limitation, information pertaining to the performance of other accounts of the Sub-Adviser. The Sub-Adviser represents and warrants that, as of the date that such Sub-Adviser Information (i) is provided in writing, or (ii) is subsequently confirmed via e-mail, such Sub-Adviser Information will not contain any untrue statement of any material fact, and will not omit any statement of material fact required to be stated therein or necessary to make such Sub-Adviser Information not misleading. The Sub-Adviser shall indemnify and hold harmless each of the Trust, the Fund, the Manager, and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) of the Trust, the Fund and the Manager, and each person who controls the Trust, the Fund, the Manager or their respective affiliated persons within the meaning of either Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any action or claim) (collectively, “Indemnity Amounts”) to the extent resulting from, related to, arising in connection with or based upon Sub-Adviser Information provided for use in any Fund Document (including, without limitation, Indemnity Amounts to the extent resulting from, related to, arising in connection with or based upon any untrue statement or alleged untrue statement of a material fact in any Fund Document, or the omission or alleged omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if to the extent such statement, alleged statement, omission or alleged omission was made in reliance upon Sub-Adviser Information provided in writing for use in such Fund Document).

7.  Term; Termination. This Agreement shall become effective on the date first set forth above, provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a material breach of the material covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust on behalf of the Fund is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

8.   Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

9.   Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:	If to the Sub-Adviser:
First Trust Exchange-Traded Fund IV, on behalf of First Trust SSI Strategic Convertible Securities ETF First Trust Advisors L.P. 120 E. Liberty Drive Wheaton, Illinois 60187 Attention: Secretary	SSI Investment Management LLC 2121 Avenue of the Stars Suite 2050 Los Angeles, California 90067 Attention: Syed Mehdi, James Kowal

10.   Limitations on Liability.  All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

11.   Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.  Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

13.   Amendment. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

14.   Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Fund.

The Manager further represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Manager as contemplated by this Agreement is authorized by the governing documents of the Manager; (ii) the execution, delivery and performance of each of this Agreement and the Management Agreement does not violate any obligation by which the Manager, the Trust or their property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Management Agreement has been duly authorized by appropriate action of the Manager and Trust and when executed and delivered by the Manager and Trust will be the legal, valid and binding obligation of the Manager and Trust, enforceable against the Manager and Trust in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser further represents and warrants to the Manager that (i) the retention of the Sub-Adviser by the Manager as contemplated by this Agreement is authorized by the governing documents of the Sub-Adviser; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

15.   Third Party Beneficiaries.  None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

16.   Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

17.  Severability.  Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 4 are not severable.

18.  Entire Agreement; Counterparts.  This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

[Signature page follows.]

In Witness Whereof, the Trust on behalf of the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	SSI Investment Management LLC
By	By
Title:	Title:

First Trust Exchange-Traded Fund IV, on
behalf of First Trust SSI Strategic
Convertible Securities ETF

By: ___________________________________

Title: ______________________________

PROXY CARD -- FCVT

PRELIMINARY FORM OF PROXY CARD

First Trust

PROXY CARD

SIGN. **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-___-___-___ Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER NAME
AND ADDRESS HERE

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND IV

First Trust SSI Strategic Convertible Securities ETF (FCVT)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on __________, ______, 2024, at _______ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated ________, 2024, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and each Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL SET FORTH BELOW

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL SET FORTH BELOW.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-___-___-_____. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on _____, 2024. The Proxy Statement is available at: www.proxyonline.com/docs/__________.

THANK YOU FOR VOTING

PROXY ID NUMBER BAR CODE CUSIP: